UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2014

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1030 Broad Street Suite 102 Shrewsbury, NJ	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 630-5460

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐☐☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐☐☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐☐☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed on March 14, 2014, InterCloud Systems, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), entered into a certain Exchange Agreement, dated as of March 12, 2014, by and among the Company, Rives-Monteiro Leasing, LLC, Tropical Communications, Inc., ADEX Corporation, T N S, Inc., ADEXCOMM Corporation, AW Solutions, Inc., Integration Partners-NY Corporation, 31 Group LLC and Dominion Capital LLC (the “Exchange Agreement”).  On April 14, 2014, the parties to the Exchange Agreement entered into an amendment to the Exchange Agreement (the “Amendment”), pursuant to which we agreed to issue (i) 363,853 shares of our common stock and warrants to purchase 100,000 shares of our common stock to Dominion Capital LLC, and (ii) 401,996 shares of our common stock (the “31 Group Shares”) and warrants to purchase 125,000 shares of our common stock to 31 Group LLC.   Beginning on the 60th calendar day after its receipt of the 31 Group Shares and ending on the 65th calendar day after its receipt of the 31 Group Shares, 31 Group LLC will have the right to require us to repurchase some or all of the 31 Group Shares at a price of $6.37 per share.  The warrants issuable to 31 Group LLC and Dominion Capital LLC pursuant to the Amendment (the “Warrants”) are exercisable at a price of $7.25 per share for a three-year period, provided that if the shares of our common stock underlying the Warrants are registered under the Securities Act of 1933, as amended (the “Securities Act”), the exercise period of the Warrants will be two years.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein. The provisions of the Amendment, including any representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as documents for investors and the public to obtain factual information about our current state of affairs. Rather, investors and the public should look to other disclosures contained in our filings with the Securities and Exchange Commission.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 this Current Report on Form 8-K is incorporated herein by reference.  The shares of common stock and the Warrants issued the pursuant to the Amendment were issued without registration under the Securities Act based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1
Amendment to Exchange Agreement, dated April 14, 2014, among InterCloud Systems, Inc., Rives-Monteiro Leasing, LLC,  Tropical Communications, Inc., ADEX Corporation, T N S, Inc., ADEXCOMM Corporation, AW Solutions, Inc., Integration Partners-NY Corporation, 31 Group LLC and Dominion Capital LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2014	INTERCLOUD SYSTEMS, INC.

	By:	/s/ Mark E. Munro
		Name:	Mark E. Munro
		Title:	Chief Executive Officer